SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2006

MS Structured Asset Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-101155	13-4026700

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, Second Floor New York, New York Attention: John Kehoe	10036

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-761-2520

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Section 9	Financial Statements and Exhibits
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
	Exhibit 4.1	Trust Agreement
	Exhibit 5.1	Validity Opinion of Cleary Gottlieb Steen & Hamilton LLP
	Exhibit 23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 12, 2006

MS STRUCTURED ASSET CORP.
(Registrant)

By:	/s/ John Kehoe

Name:	John Kehoe
Title:	Vice President

EXHIBIT INDEX

Exhibit 4.1	Trust Agreement
Exhibit 5.1	Validity Opinion of Cleary Gottlieb Steen & Hamilton LLP
Exhibit 23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)